Exhibit 10.1
To:    POWERFLEET, INC
123 Tice Boulevard
Woodcliff Lake, NJ 07677
United States of America
Email Address: stowe@powerfleet.com
For the attention of: Chief Executive Officer
8 July, 2025
Dear Sirs,
USD85,000,000 TERM LOAN FACILITY AGREEMENT DATED 7 MARCH, 2024,
AS AMENDED FROM TIME TO TIME
(the Facility Agreement)
THIRD AMENDMENT LETTER AGREEMENT
1.BACKGROUND
1.1The Parties previously entered into the Facility Agreement.
1.2This amendment letter agreement (the Letter) is supplemental to and amends the Facility Agreement.
2.INTERPRETATION
2.1Definitions
Unless expressly otherwise defined in this Letter, terms and expressions defined in the Facility Agreement have the same meaning in this Letter. In this Letter:

2.1.1Effective Date means the date on which, once this Letter has been signed by all the Parties, it is signed by the last Party to do so.
2.1.2Party means a party to this Letter.
2.1Construction
The provisions of clause 1 (Definitions and Interpretation) and clause 31 (Notices) to clause 38 (Waiver of immunity) of the Facility Agreement apply to this Letter as though they were set out in full in this Letter, except that references to the Facility Agreement are to be construed as references to this Letter.
3.AMENDMENTS
3.1The Facility Agreement will be amended from the Effective Date by:
3.1.1deleting clause 25.4 (Additional Guarantors) in its entirety and replacing it with the following new clause 25.4:
"25.4    Additional Guarantors
25.4.1    A member of the Group shall become an Additional Guarantor if:
(a)    the Borrower and that member of the Group deliver to the Lender a duly completed and executed Accession Deed; and

(b)    the Lender has received all of the documents and other evidence listed in Part II of Schedule 2 (Conditions Precedent) in relation to that member of the Group, each in form and substance satisfactory to it.

25.4.2 The Lender shall notify the Borrower promptly upon being satisfied that it has received (in form and substance satisfactory to it) all the documents and other evidence listed in Part II of Schedule 2 (Conditions Precedent) in relation to the relevant Additional Guarantor."; and

3.1.2deleting the form of accession deed in schedule 6 (Form of Accession Deed) of the Facility Agreement in its entirety and replacing it with the schedule 6 set out in the attached schedule 1 (Replacement Schedule 6) hereto.
4.MISCELLANEOUS AND RECORDAL
4.1This letter is a Finance Document under and as defined in the Facility Agreement.
4.2From the Effective Date, the Facility Agreement and this letter shall be read and construed as one document.
4.3Except as otherwise provided in this letter, the Facility Agreement remains in full force and effect.
4.4This Letter is governed by the laws of England
Kindly confirm your agreement to the terms of this Letter, by signing where indicated below.

SCHEDULE 1

REPLACEMENT SCHEDULE 6 (FORM OF ACCESSION DEED)

"SCHEDULE 6
FORM OF ACCESSION DEED
To:    [Lender], as Lender
[●]
From:    [Subsidiary] and Powerfleet, Inc (as the Borrower)
[●]
Dated:    [●]

Dear Sirs,
5.POWERFLEET, INC
USD85,000,000 Facilities Agreement dated 7 March, 2024, as amended from time to time
(the Agreement)
1.We refer to the Agreement. This deed (the Accession Deed) shall take effect as an Accession Deed for the purposes of the Agreement. Terms defined in the agreement have the same meaning in this Accession Deed unless given a different meaning in this Accession Deed.
2.[Subsidiary] agrees to become an Additional Guarantor and to be bound by the terms of the Agreement and the other Finance Documents as an Additional Guarantor pursuant to Clause 25.4 (Additional Guarantors) of the Agreement.
3.[Subsidiary] is a company duly incorporated under the laws of [name of relevant jurisdiction] and is a limited liability company with registered number [●].
4.[Subsidiary's] administrative details are as follows:
Address:    [●]

Email address:        [●]

Attention:    [●]

5.This Accession Deed may be executed in any number of counterparts. This has the same effect as if the signatures on the counterparts were on a single copy of this Accession Deed.
6.This Accession Deed and any non-contractual obligations arising out of or in connection with it is governed by English Law.
THIS ACCESSION DEED has been signed on behalf of the Borrower and executed as a deed by [Subsidiary] and is delivered on the date stated above.

THE ADDITIONAL GUARANTOR

Executed as a deed by: [Subsidiary] acting by an authorised signatory:
) Signature:
) Name:
) Title:
in the presence of:
) Signature of witness
) Name of witness:
) Title:
) Occupation
) Address:

THE BORROWER

Executed as a deed by: Powerfleet, Inc, acting by an authorised signatory:
) Signature:
) Name:
) Title:
in the presence of:
) Signature of witness
) Name of witness:
) Title:
) Occupation
) Address:

SIGNATURE PAGE
THE ORIGINAL LENDER
/s/ Blessings Magagane             /s/ Londa Sithole

For and on behalf of: FIRSTRAND BANK (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION)		For and on behalf of: FIRSTRAND BANK (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION)
Name:	Blessings Magagane	Name:	Londa Sithole
Office:	Authorised	Office:	Transactor
	(who warrants his authority)		(who warrants his authority)

SIGNATURE PAGE
THE ARRANGER

/s/ Blessings Magagane             /s/ Londa Sithole

For and on behalf of: FIRSTRAND BANK (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION)		For and on behalf of: FIRSTRAND BANK (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION)
Name:	Blessings Magagane	Name:	Londa Sithole
Office:	Authorised	Office:	Transactor
	(who warrants his authority)		(who warrants his authority)

SIGNATURE PAGE
THE COMPANY

/s/ Steve Towe

For and on behalf of: POWERFLEET, INC
Name:	Steve Towe
Office:	CEO
(who warrants his authority)

SIGNATURE PAGE
THE ORIGINAL BORROWER

/s/ Steve Towe

For and on behalf of: POWERFLEET, INC
Name:	Steve Towe
Office:	CEO
(who warrants his authority)

SIGNATURE PAGE
THE ORIGINAL GUARANTOR

/s/ Steve Towe

For and on behalf of: POWERFLEET, INC
Name:	Steve Towe
Office:	CEO
(who warrants his authority)

SIGNATURE PAGE
THE ORIGINAL GUARANTOR
/s/ David Wilson

For and on behalf of: I.D. SYSTEMS, INC
Name:	David Wilson
Office:	CFO
(who warrants his authority)

SIGNATURE PAGE
THE ORIGINAL GUARANTOR

/s/ Melissa Ingram

For and on behalf of: MOVINGDOTS GMBH
Name:	Melissa Ingram
Office:	Managing Director
(who warrants his authority)

SIGNATURE PAGE
THE GUARANTOR

/s/ Melissa Ingram

For and on behalf of: MAIN STREET 2000 PROPRIETARY LIMITED
Name:	Melissa Ingram
Office:	Managing Director
(who warrants his authority)